BlackRock Developing Capital Markets Fund, Inc.

Supplement Dated March 4, 2008 to
Prospectus Dated October 29, 2007

Effective March 17, 2008, the name of BlackRock Developing Capital Markets Fund, Inc. (the “Fund”) will change to “BlackRock Global Emerging Markets Fund, Inc.”

The Fund’s investment objectives and strategies will not change as a result of the name change.  The Fund’s investment objective will still be long-term capital appreciation.  The Fund will continue to invest (under normal circumstances) at least 80% of its assets in equity securities of issuers located in countries with developing capital markets.  The Fund will continue to focus on investments in common stock of issuers in countries included within the MSCI Emerging Markets Free Index.

CODE # 10893-1007-SUP